WORKING TOGETHER: the Difference Crawford Second Quarter 2009 Earnings Conference Call Monday, August 10, 2009 Exhibit 99.2

WORKING TOGETHER:
the Crawford Difference

Second Quarter Earnings Review
August 10, 2009
• Founded in 1941, Crawford is the largest independent global provider of claims management solutions and a fully
integrated global provider of these solutions for the growing multi-national market.
• Crawford is divided into four operating segments that
support the strategic positioning of the Company in a
changing market place:
– U.S. Property & Casualty
• Serves the U.S. insurance company market
– International Operations
• Serves the global insurance industry and multinational
corporations
– Broadspire
• Serves large national accounts, carriers and self-insured
entities
– Legal Settlement Administration
• Provides administration for class action settlements and
bankruptcy matters
• Crawford’s independence, global presence and diversified
business lines are key competitive advantages which set the
Company apart from its competitors.

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Forward-looking Statements and
Segment Operating Earnings
Forward Looking Statements:
This presentation contains forward-looking statements, including statements about the future financial condition, results of operations and earnings outlook of Crawford & Company.  Statements, both qualitative and quantitative, that are not historical may be “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995.
Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company’s present expectations.  Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made.  Crawford &
Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period.  For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company’s reports filed with the United States Securities and Exchange Commission and
available at www.sec.gov or in the Investor Relations section of Crawford & Company’s website at
www.crawfordandcompany.com.
Segment Operating Earnings:
Under Statement of Financial Accounting Standards Number 131, Disclosures about Segments of an Enterprise and
Related Information,
segment operating earnings is the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings exclude income taxes, interest expense, amortization of customer-relationship intangible assets, stock option expense, earnings or loss attributable to non-
controlling interests, and certain other nonrecuring gains and expenses.
Non-GAAP Financial Information:
For additional information about the non-GAAP financial information presented herein, see the Investor Relations section of Crawford & Company’s website at www.crawfordandcompany.com under the heading Presentations.

WORKING TOGETHER:
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Working Together – The Crawford Difference
Agenda:
• Welcome and Opening Comments
• Crawford System of Claims Solutions
• Overview of 2009 Second Quarter
• 2009 Second Quarter Financial Review
• Segment Operating Highlights
• Outlook for Fiscal 2009

WORKING TOGETHER:
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Opening Comments
• Our Performance and Opening Comments
• Economic Outlook
• Market Trends and Discussion
• Expansion of Broadspire Services Brand in the U.K.

The Crawford System of Claims Solutions
SM
The Crawford System is the most comprehensive global, integrated solution for corporate, insurer, and re-insurer claims administration.
WORKING TOGETHER:
the Crawford Difference

WORKING TOGETHER:
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Second Quarter Overview
•
Encouraging financial performance in a
difficult operating environment
Second quarter consolidated revenue decline of
5.2% as a strong U.S. dollar negatively affected
revenues by $24.3 million
$94 million non-cash impairment of goodwill
related to the Broadspire segment reduced
earnings per share by $1.81
•
Growth in U.S. Property & Casualty
U.S. Property & Casualty revenue up 6.5%
Cases increased 2.6%
•
International Operations revenue grew 6.1%
on a constant dollar basis
Improvements in Canada and Asia Pacific
•
Large projects benefited Legal Settlement
Administration
•
Broadspire revenue down 7.6%
200
210
220
230
240
250
260
270
2Q 2009 2Q 2008
Revenue
$ in millions
0
1
2
3
4
5
6
7
8
2Q 2009 2Q 2008
Net Income Attributable to Crawford & Company before
Goodwill Impairment
$ in millions
$249.7
$263.3
$5.9
$7.9

Revenue and Earnings Per Share Bridge
2    Quarter 2008 to 2009

In millions, except per share amounts
Revenues Before
Reimbursements
Net
Income
(Loss)
Attributable
to Crawford
& Company EPS
2nd quarter 2008 results $263.3 $7.9 $0.16
(Less)/Add:
Foreign currency impact in 2009 (24.3) (1.5) (0.03)
Increase in pension expense in 2009
- (3.0) (0.06)
Preliminary goodwill impairment charge in
2009
- (94.0) (1.81)
All other operating changes
10.7 2.5 0.04
2nd quarter 2009 results
$249.7 ($88.1) ($1.70)
nd
WORKING TOGETHER:
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WORKING TOGETHER: the Difference Crawford Second Quarter 2009 Financial Review

WORKING TOGETHER:
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Second Quarter 2009 Financials
CRAWFORD  &  COMPANY
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited
(In Thousands, Except Earnings Per Share Amounts and Percentages)
Three Months Ended June 30 2009 2008 % Change
Revenues:
    Revenues Before Reimbursements $249,664 $263,265 -5%
    Reimbursements 21,979 26,001 -15%
Total Revenues 271,643 289,266 -6%
Costs and Expenses:
         Costs of Services Before Reimbursements 183,884 189,461 -3%
         Reimbursements 21,979 26,001 -15%
    Total Cost of Services 205,863 215,462 -4%
    Selling, General, and Administrative 54,414 56,204 -3%
    Corporate Interest Expense, Net 3,640 4,656 -22%
    Goodwill Impairment Charge 94,000 -              nm
Total Costs and Expenses 357,917 276,322 30%
(Loss) Income Before Income Taxes (86,274) 12,944 nm
Provision for Income Taxes 1,615 4,786 -66%
Net (Loss) Income (87,889) 8,158 nm
Less:  Net Income Attributable to Noncontrolling Interests (235)         (226)         4%
Net (Loss) Income Attributable to Crawford & Company ($88,124) $7,932 nm
(Loss) Earnings Per Share - Basic and Diluted ($1.70) $0.16 nm

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60
70
80
90
100
110
120
2Q 2009 2Q 2008
Revenue
6
7
8
9
10
11
2Q 2009 2Q 2008
Operating Earnings
$ in millions
$ in millions
Second Quarter 2009 Financials
$96.1
$113.4
$8.2
$10.4
Summary Results, International Operations
For the quarters ended June 30, 2009 and 2008
in thousands except percentages
Unaudited
2009 2008 % Change
Revenues 96,127 $      113,433 $  -15.3%
Total Operating Expenses 87,907        102,987     -14.6%
Operating Earnings 8,220 $       10,446 $    -21.3%
Operating Margin 8.6% 9.2%
Revenues down $24.3 million due to strong U.S. dollar
Revenue increased 6.1% on a constant dollar basis

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0
10
20
30
40
50
60
2Q 2009 2Q 2008
Revenue
4.0
4.5
5.0
5.5
6.0
6.5
7.0
2Q 2009 2Q 2008
Operating Earnings
$ in millions
$ in millions
$51.2
$54.5
$5.1
$6.2
Catastrophe revenue up $3.7 million due to severe weather
Double-digit operating margin
Second Quarter 2009 Financials
Summary Results, U.S. Property & Casualty
For the quarters ended June 30, 2009 and 2008
in thousands except percentages
Unaudited
2009 2008 % Change
Revenues 54,547 $      51,198 $    6.5%
Total Operating Expenses 48,329        46,106       4.8%
Operating Earnings 6,218 $       5,092 $      22.1%
Operating Margin 11.4% 9.9%

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40
50
60
70
80
90
2Q 2009 2Q 2008
Revenue
$ in millions
$ in millions
$73.1
$79.1
$2.5
($0.6)
Revenues and earnings decline due to lower workers’
compensation claim referrals
Impact of economic crisis being felt most by this segment
Goodwill impairment charge due primarily to declining
U.S. employment levels and declines in stock price
Second Quarter 2009 Financials
Summary Results, Broadspire
For the quarters ended June 30, 2009 and 2008
in thousands except percentages
Unaudited
2009 2008 % Change
Revenues 73,056 $      79,065 $    -7.6%
Total Operating Expenses 73,662        76,525       -3.7%
Operating Earnings (Loss) (606) $         2,540 $      nm
Operating Margin -0.8% 3.2%
-1
- 0.5
0
0.5
1
1.5
2
2.5
3
2Q 2009 2Q 2008
Operating Earnings (Loss)

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15.0
17.0
19.0
21.0
23.0
25.0
27.0
29.0
2Q 2009 2Q 2008
Revenue
0.0
1.0
2.0
3.0
4.0
5.0
2Q 2009 2Q 2008
Operating Earnings
$ in millions
$ in millions
$25.9
$19.6
$3.1
$4.3
Revenue and operating earnings increase reflects benefit
of significant bankruptcy and securities class action
administration cases awarded in 2009
Record backlog of $62.8 million
Second Quarter 2009 Financials
Summary Results, Legal Settlement Administration
For the quarters ended June 30, 2009 and 2008
in thousands except percentages
Unaudited
2009 2008 % Change
Revenues 25,934 $      19,569 $    32.5%
Total Operating Expenses 21,647        16,427       31.8%
Operating Earnings 4,287 $       3,142 $      36.4%
Operating Margin 16.5% 16.1%

WORKING TOGETHER:
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Second Quarter 2009 Financials
Crawford & Company
Balance Sheet Highlights
As of June 30, 2009 and December 31, 2008
(in thousands)
June 30
December 31,
2009 2008 Change
Cash and cash equivalents $58,100
$73,124 ($15,024)
Accounts receivable, net 149,099 157,430 (8,331)
Work in process 101,393 99,115 2,278
Total receivables 250,492 256,545 (6,053)
Deferred revenues, net                    90,462 95,670 (5,208)
Pension liabilities 176,150 179,542 (3,392)
Current portion of long-term debt, capital leases
and short-term borrowings 15,021 15,650 (629)
Long-term debt, less current portion 180,066 181,206 (1,140)
Total debt 195,087 196,856 (1,769)
Total stockholders' equity* 95,559
180,359 (84,800)
Net debt** 136,987 123,732 13,255
Total debt / capitalization 67% 52%
*Reflects retroactive adoption of SFAS 160, "Noncontrolling Interests in Consolidated Financial Statements"
**Net debt is defined by the Company as long-term debt, capital leases and short-term borrowings, net of cash and cash equivalents

WORKING TOGETHER:
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Second Quarter 2009 Financials
Crawford & Company
Free Cash Flow
For the year-to-date periods ended June 30, 2009 and 2008
                                        (In Thousands)
        June 30,         June 30,
              2009
             2008 Variance
Net (Loss) Income Attributable to Crawford & Company ($85,042)
$17,000 ($102,042)
   Plus: Non-Cash Preliminary Goodwill Impairment Charge 94,000                    -                             nm
   Plus: Depreciation and Other Non-Cash Operating Items 19,039                    18,200                    839
   Less: Working Capital Change (19,221)
(21,235)                  2,014
   Less: U.S. Pension Contributions (5,100)
(2,900)                    (2,200)
Operating Cash Flow 3,676
11,065                    (7,389)
   Less: Capital Expenditures (5,744)                    (7,288)                    1,544
   Less: Internally Developed Software (5,666)
(5,949)                    283
   Less: Mandatory Principal Payments (1,050)                    (1,050)                    -
Free Cash Flow ($8,784) ($3,222) ($5,562)

Second Quarter 2009 Segment Highlights WORKING TOGETHER: the Crawford Difference

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Second Quarter 2009 Financials
110
120
130
140
150
160
2Q 2009 2Q 2008
International Claims
Claims referred in 000s
139.5
150.7
International Operations
Global revenue growth of 6.1% before
currency impacts
FX impact on second quarter
revenues was negative 21.4%, or
$24.3 million
Improvements in Canada and Asia
Pacific
Operating margin decreased to 8.6%
from 9.2%
Claims referred decreased 7.5% as
weather affected claims in U.K. and
Canada saw fewer auto claims

WORKING TOGETHER:
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Second Quarter 2009 Financials
U.S. Property & Casualty
Revenue growth of 6.5%
Operating margin of 11.4%, up from
9.9% in 2008 second quarter
Technology-driven efficiencies
continue to be realized
Claims referred increased 2.6% due to
increases in property and CAT-related
claims
75
85
95
105
115
125
2Q 2009 2Q 2008
U.S. P&C Claims
Claims referred in 000s
116.7
113.7

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U.S. Catastrophe (CAT) Activity
0
2
4
6
8
10
2Q 2009 2Q 2008
8.5
5.6
0
2
4
6
8
2Q 2009 2Q 2008
$7.2
$3.5
$ in millions
Quarter Ended June 30:
Revenues
In 000s
U.S. Catastrophe
Catastrophe revenue up to $7.2
million from $3.5 million
CAT events totaled 18 in the 2009
period compared to 25 in 2008
2009 reflects benefit due to severe
weather in first and second quarter
Strong incremental margins
generated from CAT adjuster
revenues
Technology and process
improvements
Cases

WORKING TOGETHER:
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Second Quarter 2009 Highlights
Claims referred in 000s
57.2
62.9
Broadspire
Workers’ Compensation market remains
challenging due to rising U.S.
unemployment levels
Revenue decrease of 7.6% on 9.1% decline
in claims
Claim volume stabilizing in 2009 second
quarter compared to 2009 first quarter
Operating loss of $606,000 in the 2009 2
quarter
Cost control program ongoing
RiskTech implementation continues
40
45
50
55
60
65
70
2Q 2009 2Q 2008
Broadspire Claims
nd

WORKING TOGETHER:
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Second Quarter 2009 Highlights
Legal Settlement Administration
Revenue increased 32.5%
Increase in bankruptcy related
revenues led by several major cases
awarded in 2009
Continued slowdown in securities
class actions
Record backlog of $62.8 million
20
30
40
50
60
2Q 2009 2Q 2008
Backlog
Backlog in millions
$62.8
$52.8

WORKING TOGETHER:
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2009 Guidance
• Full Year 2009 Guidance:
– Consolidated revenue before reimbursements between $960 million and $980 million
– Consolidated operating earnings between $52.5 million and $57.8 million
– Consolidated cash provided by operating activities between $35 and
$40 million.
– After reflecting stock-based compensation expense, net corporate interest expense, customer-relationship intangible amortization expense, special credits and charges and income taxes, net loss attributable to Crawford & Company on a GAAP basis between
($72.0) million and ($69.0) million
– Loss per share of ($1.40) to ($1.34)
– Before reflecting the special charge related to the preliminary goodwill impairment, net income attributable to Crawford &
Company on a non-GAAP basis between $22.0 million and $25.0
million, or $0.41 to $0.47 diluted earnings per share

WORKING TOGETHER: the Crawford Difference Second Quarter 2009 Earnings Conference Call Monday, August 10, 2009